Note 2 - Securities - Summary of Gains and Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Net change in the unrealized gains and losses recognized during the period on marketable equity securities	$ (55)	$ (78)
Add: Net realized gains recognized on marketable equity securities sold during the period	0	0
Net losses recognized in net income during the period on marketable equity securities still held at the reporting date	$ (55)	$ (78)